UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:     August 6, 2004

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


                 0-20260                               6-1150326
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        (Commission File Numbers)          (IRS Employer Identification No.)


  Two Manhattanville Road, Purchase, NY                 10577
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 (Address of principal executive offices)             (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000
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Registrant's former name: IVF America, Inc.
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Item 5. Other Events

On August 3, 2004, IntegraMed America, Inc. ("IntegraMed") issued a press release and filed a Current Report on Form 8-K (the "Original Form 8-K") to announce its financial results for the second quarter ended June 30, 2004. The consolidated balance sheet, which was part of the press release attached to the Original Form 8-K, contained a typographical error stating that "Patient Deposits" under "Current Liabilities" was $2,644,000. The correct amount of "Patient Deposits" was $12,644,000. This amendment continues to speak as of the date of the filing of the Original Current Report, and IntegraMed has not updated the disclosures contained herein to reflect any events that occurred at a later date.


Item 12.  Results of Operations and Financial Condition.

On August 3, 2004, IntegraMed America, Inc., issued a press release announcing its financial results for the second quarter ended June 30, 2004. We are not reissuing the press release, but a copy of the corrected press release is attached hereto as Exhibit 99.65, which is incorporated herein by reference. The information furnished herewith pursuant to Item 12 of this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTEGRAMED AMERICA, INC.
                                            (Registrant)




Date:    August 6, 2004             By:
                                            -----------------------------------
                                            John W. Hlywak, Jr.
                                            Sr. Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)